Sun Life Financial Inc.2 (Canada - Life Insurance) – Listing of Subsidiaries of Sun Life Financial Inc.

Name of Subsidiary Company of Sun Life Financial Inc.	Incorporated	Shares	Principal Business
Sun Life Financial Inc. - Operations in the US
SL Finance 2007-1, Inc.	Delaware	100%	non-regulated
Sun Life Financial Inc. - Operations in Foreign Countries
2097261 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding II, L.P.	Delaware	1%	Limited Purpose Co.
2109578 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding III, L.P.	Delaware	1%	Limited Purpose Co.
6183271 Canada Inc.	Canada	100%	Holding Co.
Sun Life Financial (Chile) S.A.	Chili	99.999%	Inactive
6183298 Canada Inc.	Canada	100%	Holding Co.
Sun Life Financial (Chile) S.A.	Chili	0.001%	Inactive
6324983 Canada Inc.	Canada	100%	Holding Co.
6560016 Canada Inc.	Canada	0.05%	Holding Co.
681030 B.C. Ltd.	British Columbia	100%	Inactive
6828108 Canada Inc.	Canada	100%
6828141 Canada Inc.	Canada	100%
6884644 Canada Inc.	Canada	100%
Sun Life 2007-1 Financing Corp.	Canada	100%	Holding Co.
Sun Life (Barbados) Holdings No. 1 Limited	Barbados	100%	Holding Co.
Sun Life (Barbados) Holdings No. 2 Limited	Barbados	100%	Holding Co.
Sun Life (Barbados) Holdings No. 3 Limited	Barbados	100%	Holding Co.
Sun Life (Poland) Group Financing sp. z.o.o.	Poland	100%	Inter-enterprise lending
Sun Life Financial (CI Holdings) Inc.	Canada	83.3%	Holding Co.
Sun Life Financial Global Funding II, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding II, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding II, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Life Financial Global Funding III, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding III, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding III, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Life Financial Reinsurance (Barbados) Limited	Barbados	100%	Insurance
Sun Life Global Investments Inc. – Operations in the United States	Canada	100%	Holding Co.
Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Delaware	100%	Holding Co.
SL Investment 2007-1 ULC	Nova Scotia	100%	Limited Purpose Co.
SL Investment Holdings 2007-1 LLC	Delaware	100%	Limited Purpose Co.
Sun Capital Advisers LLC	Delaware	100%	Investment Adv.
Sun Life Financial (Japan), Inc.	Delaware	100%	Holding Co.
Sun Life Financial (U.S.) Holdings, Inc.	Delaware	100%	Holding Co.
Sun Life Financial (U.S.) Investments LLC	Delaware	100%	Holding Co.
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Delaware	99.60%	Holding Co.
Massachusetts Financial Services Company	Delaware	94.48%	Investment Adv.
Four Pillars Capital, Inc.	Delaware	100%
MFS Development Funds, LLC	Delaware	100%
MFS Funds Distributors, Inc.	Delaware	100%	Mutual Fund Dist.
MFS Heritage Trust Company	New Hampshire	100%	Trust Co.
MFS Institutional Advisors, Inc.	Delaware	100%	Investment Adv.
MFS Institutional Advisors (Australia) Pty. Ltd.	Australia	100%	Investment Adv.
MFS Institutional Advisors (Canada), Inc.	Delaware	100%	Investment Adv.
MFS International Ltd.	Bermuda	100%	Offshore Fund Mgr.
MFS do Brasil Desenvolvimento de Mercado Ltda.	Brazil	100%	Offshore Marketing
MFS International (U.K.) Ltd.	England/Wales	100%	Offshore Fund Mgr.
MFS Investment Management Company (LUX) S.A.	Luxembourg	100%	Investment Mgr.
MFS Japan Holdings LLC	Delaware	100%	Holding Co.
MFS Investment Management K.K.	Japan	100%	Investment Adv.
MFS Service Center, Inc.	Delaware	100%	Transfer Agent
Sun Life of Canada (U.S.) Holdings, Inc.	Delaware	100%	Holding Co.
Dental Holdings, Inc.	Connecticut	100%	Holding Co.
California Benefits Dental Plan	California	100%	Manufacturing
Sun Life Administrators, Inc.	Delaware	100%	Manufacturing
Professional Insurance Company	Texas	100%	Insurance
Sun Canada Financial Co.	Delaware	100%	Private Placements
Sun Life Assurance Company of Canada (U.S.) [2]	Delaware	100%	Insurance
Sun Life of Canada (U.S.) Variable Account A1	Delaware		Inactive
Sun Life of Canada (U.S.) Variable Account B1	Delaware		Inactive
Sun Life of Canada (U.S.) Variable Account C1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account D1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account E1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account F1	Delaware		VA
Sun Life of Canada (U.S.) Variable Account G1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account I1	Delaware		VUL
Sun Life of Canada (U.S.) Variable Account K1	Delaware		VA
Capital Appreciation Variable Account[1]	Delaware		VA
Government Securities Variable Account[1]	Delaware		VA
High Yield Variable Account[1]	Delaware		VA
Money Market Variable Account[1]	Delaware		VA
Total Return Variable Account[1]	Delaware		VA
World Governments Variable Account[1]	Delaware		VA
KMA Variable Account[1]	Rhode Island		VA
Keyport Variable Account I1	Rhode Island		VLI
Keyport Variable Account A1	Rhode Island		VA
7101 France Avenue Manager, LLC	Delaware	100%	Real Estate Mgt.
7101 France Avenue, LLC	Delaware	100%	Real Estate Mgt.
Clarendon Insurance Agency, Inc.	Massachusetts	100%	Broker/Dealer
Independence Life and Annuity Company[1]	Rhode Island	100%	Insurance
Independence Variable Life Separate Account[1]	Rhode Island		VLI
Independence Variable Annuity Separate Account	Rhode Island		Inactive
SLF Private Placement Investment Company I, LLC	Delaware	100%	Private Placements
Sun Life Financial (U.S.) Reinsurance Company	Vermont	100%	Reinsurer
Sun Life Insurance and Annuity Company of New York[2]	New York	100%	Insurance
Sun Life (N.Y.) Variable Account A1	New York		VA
Sun Life (N.Y.) Variable Account B1	New York		VA
Sun Life (N.Y.) Variable Account C1	New York		VA
Sun Life (N.Y.) Variable Account D1	New York		VUL
Sun Life (N.Y.) Variable Account J1	New York		VUL
Sun Life (N.Y.) Variable Account N1	New York		VA
KBL Variable Account A1	New York		VA
KBL Variable Annuity Account[1]	New York		VA
SLNY Private Placement Investment Company I, LLC	Delaware	100%	Private Placements
Sun Life of Canada (U.S.) SPE 97-I, Inc.	Delaware	100%	Limited Purpose Co.
Sun MetroNorth, LLC	Delaware	100%	Real Estate Mgt.
Sun Parkaire Landing LLC	Delaware	100%	Real Estate Mgt.
Sun Life Financial (U.S.) Finance, Inc.	Delaware	100%	Holding Co.
Sun Life Financial Distributors, Inc.	Delaware	100%	Broker/Dealer
Sun Life Retirement Services (U.S.), Inc.	Delaware	100%	Retirement Plan Adm.
Sun Life Financial Corp. – Operations in Foreign Countries	Canada	100%	Holding Co.
3060097 Nova Scotia Company	Nova Scotia	100%	Holding Co.
McLean Budden Limited	Canada	62.22%	Portfolio Manager
McLean Budden Funds Inc.	Canada	100%	Mutual Fund Dealer
Sun Life Financial (CI Holdings) Inc.	Canada	16.7%	Holding Co.
CI Financial Income Fund	Ontario Canada	36.5%	Investment Co. Mgt.
Canadian International LP	Manitoba Canada	100%	Investment Co. Mgt.
Blackmont Capital Inc.		100%
148261 Ontario Limited		100%
Blackmont Insurance Services Ltd.		50%	Insurance
Blackmont Capital Corp.		100%
Blackmont Insurance Services Ltd.		50%	Insurance
Metal Royalties Corporation		100%
CI Investments Inc.	Ontario Canada	100%	Advisory Services
CI Fund Services Inc.	Ontario	100%	Management Services
CI Global Holdings Inc.	Delaware	100%	Holding Co.
CI Global Holdings USA Inc.	Delaware	100%	Holding Co.
CI GP Limited	Ontario	100%	Management Services
CI Master Limited Partnership	Ontario	100%	Management Services
Rockwater Asset Management Ltd.		100%
1695150 Ontario Inc.		100%
KBSH Capital Management Inc.		100%
Lakeview jAsset Management Inc.		100%
Skylon International Inc.	British VI	100%	Advisory Services
Skylon Management Services Inc.	Barbados	100%	Advisory Services
United Financial Corporation	Canada	100%	Distribution
3363768 Manitoba Ltd.	Manitoba Canada	100%	Distribution
775784 Ontario Inc.	Ontario Canada	100%	Distribution
6428827 Canada Inc.		100%
Assante Management Services Ltd.	Canada	100%	Distribution
Assante Wealth Management (Canada) Ltd.	Canada	100%	Distribution
Assante Capital Management Ltd.	Canada	100%	Distribution
Assante Estate and Insurance Services Inc.	Ontario	50%	Distribution
Assante Financial Management Ltd.	Ontario	100%	Distribution
Assante Estate and Insurance Services Inc.	Ontario	50%	Distribution
Aurum Brokerage Services Inc.	Manitoba	100%	Distribution
Brightside Financial Services Inc.	Ontario	100%	Distribution
C.M. Oliver Financial Corporation	British Columbia	100%	Distribution
C.M. Oliver Financial Planning Corp.	British Columbia	100%	Distribution
Dataplan Securities Ltd.	Saskatchewan	100%	Distribution
DPM Financial Planning Group Inc.	Canada	100%	Distribution
DPM Securities Inc.	Canada	100%	Distribution
DPM Insurance Services Inc.	Canada	100%	Distribution
Equion Financial Services Limited	Canada	100%	Distribution
F.C.G. Securities Corporation	Canada	100%	Distribution
F.P.C. Investments Inc.	British Columbia	100%	Distribution
Fenlon Financial (1997) Inc.	Ontario	100%	Distribution
Financial Concept Corporation	Ontario	100%	Distribution
Investment and Tax Counsel Corp.	Ontario	100%	Distribution
Novastra Financial Services Inc.	Canada	100%	Distribution
Pro-Fund Distributors Ltd.	Canada	100%	Distribution
Stonegate Private Counsel LP	Manitoba	100%	Advisory Services
Summit Aurum Financial Group Inc.	Manitoba	100%	Distribution
Synergy Promotion and Media Inc.	Canada	100%	Distribution
The Height of Excellence Financial Planning Group Inc.	Ontario	100%	Distribution
VentureLink LP	Ontario Canada	100%	Management Services
CI Financial General Partner Corp.	Ontario Canada	100%	Holding Co.
Sun Life Assurance Company of Canada (including the United States Branch)	Canada	100%	Insurance
Crosspointe Shops II LLC	Delaware	100%	Real Estate Mgt.
Crosspointe Shops I LLC	Delaware	100%	Real Estate Mgt.
Sun Life and Health Insurance Company	Connecticut	100%	Insurance
Plaza West LLC	Delaware	100%	Real Estate Mgt.
Sun Barnes Crossing, LLC	Delaware	100%	Real Estate Mgt.
Sun Commerce Centre, LLC	Delaware	100%	Real Estate Mgt.
Sun Encore, LLC	Delaware	100%	Real Estate Mgt.
Sun Grand Parkway GP, LLC	Texas	100%	Real Estate Mgt.
Sun Grand Parkway, L.P.	Texas	1%	Real Estate Mgt.
Sun Grand Parkway, L.P.	Texas	99%	Real Estate Mgt.
Sun Greenfield LLC	Delaware	100%	Real Estate Mgt.
Sun Highlands Plaza, LLC	Delaware	100%	Real Estate Mgt.
Sun Lakewood GP, LLC	Texas	100%	Real Estate Mgt.
Sun Lakewood, L.P.	Texas	1%	Real Estate Mgt.
Sun Lakewood, L.P.	Texas	99%	Real Estate Mgt.
Sun Broad Street Inline Shops Member, LLC	Delaware	100%	Real Estate Mgt.
Sun Broad Street Inline Shops, LLC	Delaware	100%	Real Estate Mgt.
Sun Broad Street Outparcel Shops, LLC	Delaware	100%	Real Estate Mgt.
Sun Life Financial Global Funding, L.P.	Delaware	99%	Limited Purpose Co.
Sun Life Financial Global Funding, U.L.C.	Nova Scotia	100%	Limited Purpose Co.
Sun Life Financial Global Funding, L.L.C.	Delaware	100%	Limited Purpose Co.
Sun Starlite, LLC	Delaware	100%	Real Estate Mgt.
Sun Sunset Plaza LLC	Delaware	100%	Real Estate Mgt.
Sun Life Assurance Company of Canada – Operations in Foreign Countries	Canada	100%	Insurance
1245792 Ontario Inc.	Ontario	100%	Holding Co.
2053812 Ontario Inc.	Ontario	100%	Holding Co.
Sun Life Financial Global Funding, L.P.	Delaware	1%	Limited Purpose Co.
6560016 Canada Inc.	Canada	99.95%	Holding Co.
Sun Life Reinsurance (Barbados) No. 2 Corp.	Barbados	100%	Insurance
Amaulico Fund Ltd.	Canada	100%	Oil/Gas Holding Co.
Amaulico Ltd.	Canada	100%	Oil/Gas Holding Co.
BestServe Financial Limited	Hong Kong	100%	Financial Admin. Svs.
Wisdom Wealth Management Limited	Hong Kong	100%	Insurance
CCPI Holdco Limited	Canada	70.7%	Holding Co.
Canada China Property Investments Limited Partnership	Canada	20%	Holding Co.
Clarica MEEL Holdings Limited	Ontario Canada	100%	Holding Co.
Mississagua Executive Enterprises Ltd.	Ontario Canada	50%	Real Estate Dev.
Clarica Trustco Inc.	Canada	100%	Holding Co.
Sun Life Financial Distributors (Canada) Inc.	Canada	50%	Insurance Dist. Co.
Sun Life Financial Trust Inc.	Canada	100%	Trust Co.
Lease Administration Corporation	Ontario Canada	66.67%	Administration Co.
MCAP Service Corporation	Ontario Canada	40%	Mortgage Broker
PT Sun Life Financial Indonesia	Indonesia	94.89%	Insurance
PVS Preferred Vision Services Inc.	Canada	40%	Vision Services
SECLON Inc.	Canada	30%	Intellectual Property Co.
seclonLogic Inc.	Canada	30%	Consulting/Marketing
Sun Life (Hungary) Group Financing Limited Liability Company	Hungary	45.72%	Inter-enterprise lending
Sun Life (India) AMC Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Asset Management Company Limited	India	50%	Mutual Fund Mgt. Co.
Birla Sun Life AMC (Mauritius) Limited	Mauritius	100%	Investment Advisor
India Advantage Fund Limited	Mauritius	100%	Investment Holding Co.
Birla Sun Life Trustee Company Private Limited	India	50%	Birla Funds Trustee
Sun Life (India) Distribution Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Distribution Company Limited	India	50.0001%	Marketing/Dist. Co.
BSDL Insurance Advisory Services Ltd.	India	100%	Marketing/Dist. Co.
Sun Life Assurance Company of Canada (Barbados) Limited	Barbados	100%	Insurance
Sun Life Capital Trust	Ontario	100%	Issuer of Trust Units
Sun Life Everbright Life Insurance Company Limited	China	50%	Insurance
Sun Life Financial (Bermuda) Holdings, Inc.	Delaware	100%	Holding Co.
Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.	Bermuda	100%	Insurance
Sun Life Financial (Hungary) Investments Inc.	Canada	100%	Holding Co.
Sun Life (Hungary) Group Financing Limited Liability Company	Hungary	54.28%	Inter-enterprise Lending
Sun Life Financial (India) Insurance Investments Inc.	Canada	100%	Holding Co.
Birla Sun Life Insurance Company Limited	India	26%	Insurance
Sun Life Financial (Mauritius) Inc.	Mauritius	100%	Holding Co.
Sun Life India Service Centre Private Limited	India	100%	Off Shore Tech. Centre
Sun Life Financial Advisory Inc.	Canada	100%	Distribution Co.
Sun Life Financial Distributors (Canada) Inc.	Canada	50%	Insurance Dist. Co.
Sun Life Financial Investment Services Canada Inc.	Canada	100%	Inv. Fund Dealer
Sun Life Financial Investments (Bermuda) Ltd.	Bermuda	100%	Issuer of Inv. Contracts
Sun Life Financial LTC Solutions Inc.	Canada	100%	Insurance
Sun Life Financial of Canada UK Limited	England-Wales	100%	Holding Co.
Sun Life of Canada UK Holdings Limited	England-Wales	100%	Holding Co.
SLC Financial Services (U.K.) Limited	England-Wales	100%	Holding Co.
Sun Life Assurance Company of Canada (U.K.) Limited	England-Wales	100%	Insurance
BHO Lease Company Limited	England-Wales	100%	Property Holding Co.
Sun Life Financial of Canada Trustee Limited	England-Wales	100%	Trust Co.
Sun Life of Canada Nominees Limited	England-Wales	100%	Unit Trust Nominee
Sun Life Financial Realty Advisors Inc.	Canada	100%	Real Estate Inv. Mgt.
Sun Life Hong Kong Limited	Bermuda	100%	Insurance
Sun Life Financial (Hong Kong) Limited	Bermuda	100%	Insurance in Hong Kong
Sun Life Trustee Company Limited	Hong Kong	100%	Pensions
Sun Life Wealth Management Limited	Hong Kong	100%	Distribution
Sun Life Information Services Canada, Inc.	Canada	100%	Business Services
Sun Life Information Services Ireland Limited	Ireland	100%	Off Shore Tech. Centre
Sun Life Insurance (Canada) Limited	Canada	100%	Insurance
SLI General Partner Limited		100%
SLI Investments LP	Manitoba	0.1%
SLI Investments LP	Manitoba	99.9%
6425411 Canada Inc.	Canada	100%	Holding Co.
Sun Life Investments LLC	Delaware	100%	Investment Co.
Sun Life of Canada (Netherlands) B.V.	Netherlands	50%	Holding co.
Sun Life of Canada (U.K.) Overseas Investment Limited	England-Wales	100%	Holding Co.
Sun Life of Canada (Netherlands) B.V.	Netherlands	50%	Holding co.
Sun Life of Canada (Philippines), Inc.	Philippines	99.99%	Insurance
MINT Financial & Insurance Agency Inc.	Philippines	50%	Distribution
Sun Life Asset Management Company, Inc.	Philippines	100%	Portfolio Manager
Sun Life Financial - Philippines Foundation Inc.	Philippines	100%
Sun Life Financial Plans, Inc.	Philippines	99.99%	Portfolio Manager
Sun Life of Canada Prosperity Balanced Fund, Inc.	Philippines	25%	Open End Invest. Co.
Sun Life of Canada Prosperity Philippine Equity Fund, Inc.	Philippines	25%	Open End Invest. Co.
Sun Life Prosperity Dollar Abundance Fund, Inc.	Philippines	36.43%	Open End Invest. Co.
Sun Life Prosperity GS Fund, Inc.	Philippines	66.22%	Open End Invest. Co.
Sun Life Prosperity Money Market Fund, Inc.	Philippines	49.67%	Open End Invest. Co.
Sun Life Reinsurance (Ireland) Limited	Ireland	100%	Insurance
Sun Life of Canada International Assurance Limited	Barbados	100%	Insurance

1   Separate financial statements are filed with SEC.
2   Consolidated financials are filed with SEC.

*
Pursuant to State Law, shares must be held by individuals, all of whom are officers of Independent Financial Marketing Group, Inc. or the entity in question, or both. If any of these individuals ceases to be so employed, the shares revert to the company at issue.

**	Sun Life Assurance Company of Canada holds 32.72% Class "C" non-voting shares of India Advantage Fund Limited.